State of Delaware
Secretary of State
Division of Corporations
Delivered 05:21 PM 05/28/2013
FILED 04:32 PM 05/28/2013
SRV 130671358 - 2964955 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT

1. Name of Limited Liability Company: GenOn New York, LLC

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the Limited Liability Company is: NRG New York LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 21 day of May, A.D. 2013.

By: [signature]
Authorized Person(s)

Name: Kristine Heiberger
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:14 PM 12/03/2010
FILED 12:14 PM 12/03/2010
SRV 101145180 - 2964955 FILE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

MIRANT NEW YORK, LLC

Pursuant to Section 18-202 of the
Delaware Limited Liability Company Act

1. The name of the limited liability company is Mirant New York, LLC (the "Company").

2. The Certificate of Formation of the Company is hereby amended to change the name of the Company to GenOn New York, LLC.

3. Accordingly, Article 1. of the Certificate of Formation shall, as amended, read as follows:

> "1. The name of the limited liability company is GenOn New York, LLC."

IN WITNESS WHEREOF, the undersigned authorized person has executed this Certificate of Amendment this 3rd day of December, 2010.

MIRANT NEW YORK, LLC

By: [signature]
Name: Allison Cunningham
Title: Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:55 AM 05/01/2007
FILED 09:00 AM 05/01/2007
SRV 070497909 - 2964955 FILE

Certificate of Formation

of

Mirant New York, LLC

(a limited liability company)

I.

The name of the limited liability company is Mirant New York, LLC (the "Company").

II.

The address of the registered office of the Company in the State of Delaware is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, 19904, and the name and address of the registered agent for service of process required to be maintained by 6 Del. C. § 18-104 is National Registered Agents, Inc, 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, 19904.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation this 30th day of April, 2007.

Michelle H. Ancosky

Michelle H. Ancosky, Authorized Person